THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account L
Group Variable Annuity

Supplement dated July 18, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement outlines changes to certain investment options under your annuity contract. All other provisions outlined in your summary prospectus, as supplemented, remain unchanged.

The Neuberger Berman Advisers Management Trust has notified us that the name of the following fund will be changed on or about July 28, 2025. The fund’s investment objective, fee and average total returns remain the same. All other information about the fund, including the principal investment strategies, can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

Neuberger Berman AMT Sustainable Equity Portfolio	Neuberger Berman AMT Quality Equity Portfolio

You can obtain information at no cost by contacting your registered representative or by sending an email request to pwmixccontact@lfg.com.
Please retain this Supplement for future reference.